SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K/A

Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 6, 2006 (June 28, 2006)

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant's telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
JULY 6, 2006

ITEMS IN FORM 8-K

Explanatory Note

This Form 8-K/A is an amendment to the Current Report on Form 8-K filed on June 29, 2006 (the "Initial 8-K") by JAKKS Pacific, Inc. (the "Company"). The Initial 8-K announced that the Company "determined not to continue the engagement" of its former auditor. The Commission, in a letter dated July 3, 2006, commented that the Company should have instead stated whether such auditor had "resigned, declined to stand for re-election or was dismissed." This Form 8-K/A amends the Initial 8-K to clarify that the Company's former auditor was dismissed.

Item 4.01.  Change in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)	On June 28, 2006, the Company dismissed PKF, Certified Public Accountants, A Professional Corporation, as its independent registered public accounting firm.

(ii)
The reports of PKF, Certified Public Accountants, A Professional Corporation, on the Company's consolidated financial statements as of and for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	The Company’s Audit Committee participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the years ended December 31, 2005 and 2004 and through June 28, 2006, there have been no disagreements with PKF, Certified Public Accountants, A Professional Corporation, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PKF, Certified Public Accountants, A Professional Corporation, would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)	During the years ended December 31, 2005 and 2004 and through June 28, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that PKF, Certified Public Accountants, A Professional Corporation, furnish it with a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of such letter is annexed as an exhibit hereto.

(b) New independent registered public accounting firm

(i)
We engaged BDO Seidman, LLP as our new independent registered public accounting firm as of June 29, 2006. During the two most recent fiscal years and through June 29, 2006, the Company has not consulted with BDO Seidman, LLP regarding any of the following:

(1)	The application of accounting principles to a specific transaction, either completed or proposed;

(2)
The type of audit opinion that might be rendered on the Company's consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that BDO Seidman, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue;

(3)	Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or

(4)	Any matter that was a reportable event, as that item is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

16.1*	Letter from PKF, Certified Public Accountants, A Professional Corporation, to the Securities and Exchange Commission dated July 6, 2006.

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* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2006	JAKKS PACIFIC, INC.

By: /s/ Jack Friedman
Jack Friedman
Chairman and Chief Executive Officer

Exhibit Index
Exhibit Number	Description

16.1*	Letter from PKF, Certified Public Accountants, A Professional Corporation, to the Securities and Exchange Commission dated July 6, 2006.

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* Filed herewith.